UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549-1004

          ----------------------------------------


                          FORM 8-K

                       CURRENT REPORT
               Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):
                       AUGUST 21, 2002

                         VIACOM INC.
          ----------------------------------------

                 (Exact name of registrant as
                  specified in its charter)


      Delaware         1-9553           04-2949533
      ----------       ---------        -------------
      (State or other  Commission       (IRS Employer
      jurisdiction     File Number      Identification
      of                                Number)
      incorporation)


           1515 Broadway, New York, NY       10036
       -----------------------------------------------
   (Address of principal executive offices)     (Zip Code)


                       (212) 258-6000
            -------------------------------------
     (Registrant's telephone number, including area code)

Item 5.  Other Events
        -----------------

On August 21, 2002, Viacom Inc. ("Viacom" or, the "Registrant") and Viacom International Inc. ("Viacom International") entered into an underwriting agreement (the "Underwriting Agreement", a copy of which is attached hereto as Exhibit 1.1) with Deutsche Bank Securities Inc. and each of the other underwriters named therein in Schedule I thereto (collectively, the "Underwriters").

On August 28, 2002, pursuant to the Underwriting Agreement, Viacom issued and sold and the Underwriters purchased $600,000,000 aggregate principal amount of Viacom's 5.625% Senior Notes due 2012 (the "Senior Notes") at an initial public offering price of 99.852% of the principal amount of the Senior Notes, which yielded aggregate proceeds to Viacom of $596,412,000, after payment of the underwriting discount, but before payment of expenses related to the offering.

A form of the Senior Notes, including the guarantee endorsed thereon, is attached hereto as Exhibit 4.1. The Senior Notes were (i) registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-52728) filed on December 26, 2000 and a Registration Statement on Form S-3 (Registration No. 333-62052) filed on May 31, 2001, which Registration Statement also constitutes Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-52728), and the amendment thereto filed on June 13, 2001, and
(ii) issued under an Indenture, dated as of June 22, 2001 (the "Indenture") among Viacom, Viacom International, as guarantor, and The Bank of New York, as trustee (the "Trustee"). The Indenture has been previously filed as
Exhibit 4.2 to Viacom's Current Report on Form 8-K filed on
July 3, 2001.


Item 7.  Financial Statements and Exhibits.
        ----------------------------------

(c) The following exhibits are filed as part of this report on Form 8- K:

     1.1 Underwriting Agreement, dated August 21, 2002, among Viacom, Viacom International, Deutsche Bank
          Securities Inc. and each of the other underwriters named therein in Schedule I thereto.

     4.1 Form of 5.625% Senior Notes due 2012, including the form of guarantee endorsed thereon.

                          SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              VIACOM INC.
			      (Registrant)


                              By:  /s/ Michael D. Fricklas
                                   -------------------------
                                   Michael D. Fricklas
                                   Executive Vice President,
                                    General Counsel
                                    and Secretary




Date:  August 29, 2002

                        EXHIBIT INDEX




Exhibit No.    Description
------------   -------------

1.1            Underwriting Agreement, dated August
               21, 2002, among Viacom, Viacom International, Deutsche Bank Securities Inc. and each of the other underwriters named therein in Schedule I thereto (filed herewith).

4.1 Form of 5.625% Senior Notes due 2012, including the form of guarantee endorsed thereon (filed herewith).